Exhibit 99.1

ACORNS, THE LARGEST SUBSCRIPTION SERVICE IN CONSUMER FINANCE, TO BECOME PUBLICLY TRADED COMPANY

●	4+ million loyal everyday American subscribers, expected to grow to 10 million by 2025

●	2X subscriber base growth since 2019, with high premium tier sign-up rates and attractive operating gross margins

●	Acorns to enter business combination agreement with Pioneer Merger Corp.

●	Institutional investors including Wellington Management, TPG and funds and accounts managed by BlackRock have committed to an oversubscribed, upsized private placement at closing; combined public company expected to have over $450M cash balance at closing

●	Transaction assigns Acorns an expected pro forma, fully-diluted equity value of $2.2 billion

●	Public listing accelerates Acorns ability to build financial wellness system for everyday Americans who have saved and invested over $9.6 billion for the future

●	Webcast presentation will be available at 10AM ET at Acorns.com/IR

IRVINE, CA and NEW YORK, NY, May 27, 2021 – Acorns Grow Incorporated (“Acorns”), the saving and investing app, has entered into a definitive business combination agreement with Pioneer Merger Corp. (NASDAQ:PACX) (“Pioneer"), a publicly traded special purpose acquisition company. The combined company (the "Company") will continue as a publicly listed entity and have an expected pro forma fully-diluted equity value of approximately $2.2 billion, assuming no redemptions.

Institutional investors including Wellington Management, Senator, Declaration Partners, Greycroft, The Rise Fund, TPG’s global impact investing platform, and funds and accounts managed by BlackRock have participated. The oversubscribed, upsized PIPE was raised at $10.00 per share. Rooted in its mission to look after the financial best interests of the up-and-coming, Acorns has grown into the largest subscription service in U.S. consumer finance, with 4+ million loyal subscribers saving and investing for a better future together. Going public will help accelerate our growth and put the responsible tools of wealth-making in everyone’s hands when they need it most.

“I am humbled to represent everyday Americans in the global public markets,” said Noah Kerner, CEO of Acorns. “With the backing of trusted investors including BlackRock, PayPal, NBCUniversal and Comcast Ventures, we are putting the tools of wealth making in everyone’s hands and making it possible for everyday consumers to responsibly manage their money over the long-term. Going public will help elevate our story, introduce many more people to the power of compounding and financial wellness, and bring financial literacy to the mainstream.”

The transaction is expected to close in the second half of 2021. Upon completion, the Company will operate as Acorns Holdings, Inc. and is expected to trade under the symbol “OAKS” on the Nasdaq Capital Market (“Nasdaq”). The new Acorns will continue to be led by Noah Kerner, Chief Executive Officer, and the Company’s experienced management team.

As part of the merger, Kerner plans to contribute 10% of his personal ownership in Acorns to fund a novel program giving shares to eligible customers. Pioneer’s sponsor is also planning to give 10% of its ownership in Acorns to this same program.

“Our loyal customers have gotten us here,” said Kerner. “They’ve earned a right to become owners alongside us, and help us grow together into the mighty oak that Acorns was meant to become. To that end, we intend to introduce our share rewards program that will allow eligible customers to own a piece of the company and an even greater piece as they invite others to start the path toward financial wellness.”

Jonathan Christodoro, Chairman of Pioneer, said, "Acorns is not only a category leader but also a category creator. Its value proposition is built around inclusive, long-term financial wellness. With integrity at its core, the brand has an incredibly loyal following and market leading retention rates. I could not be more excited to partner with Acorns."

Acorns Financial Wellness System

Launched at the end of 2014, Acorns has grown thoughtfully and rapidly to help everyday Americans responsibly manage their money for the long term. Acorns combines education, investing, banking and earning into one cohesive experience that puts the tools of wealth-making in everyone’s hands. The Company has pioneered subscription-based pricing in the financial industry with three membership levels: Lite ($1/mo) which includes basic investing, education, and earning tools; Personal ($3/mo) which adds retirement, banking, and smart deposit tools to invest and grow more; and Family ($5/mo) which includes all individual products plus Acorns Early - investing, education, rewards, and gifting for the family. For a simple monthly subscription, everyday Americans have access to a financial wellness system in one, intuitive app. The future of Acorns includes more tiers, products, and benefits to help our customers continue growing.

Transaction Summary

Upon completion of the transaction, the combined company is expected to have a fully-diluted equity value on a pro forma basis of approximately $2.2 billion, assuming no redemptions. Following the transaction, the Company will have significant capital flexibility for continued organic and inorganic growth. Existing Acorns equity holders, including management, will become the majority owners of the Company.

The transaction has been unanimously approved by the boards of both Acorns and Pioneer and is expected to close in the second half of 2021, subject to approval by Pioneer’s stockholders, the effectiveness of a registration statement to be filed with the Securities and Exchange Commission (the “SEC”) in connection with the transaction, and other customary closing conditions.

Additional information about the transaction, including a copy of the business combination agreement and investor presentation, will be included in a Current Report on Form 8-K to be filed by Pioneer with the SEC and available at www.sec.gov. In addition, Pioneer intends to file a registration statement on Form S-4 with the SEC, which will include a proxy statement/consent solicitation statement/prospectus, and will file other documents regarding the proposed transaction with the SEC.

Advisors

Citi is serving as exclusive capital markets advisor to Pioneer, and Kirkland & Ellis LLP is serving as legal counsel to Pioneer in connection with the transaction.

Moelis & Company LLC is serving as exclusive financial and capital markets advisor to Acorns, and Paul Hastings LLP is serving as legal counsel to Acorns in connection with the transaction.

Citi is serving as exclusive placement agent on the concurrent private placement and Latham and Watkins LLP is serving as legal counsel to the placement agent.

Webcast Information

A webcast presentation hosted by the management of Pioneer and Acorns regarding the transaction can also be found at the following link: Acorns.com/IR

About Pioneer Merger Corp.

Pioneer Merger Corp., led by Chairman Jonathan Christodoro, Co-Presidents Rick Gerson and Oscar Salazar, Chief Executive Officer Ryan Khoury and Directors Mitch Caplan and Todd Davis, leverages its leadership team’s experiences to create significant long-term value for the Company’s shareholders. The team’s experiences include: Oscar Salazar as co-founder of Uber, Todd Davis as co-founder and former CEO of Lifelock, Mitchell Caplan as former CEO of E*Trade and Jonathan Christodoro as a director at PayPal, Lyft, Xerox, Hologic, eBay and other technology based public companies.

About Acorns

Acorns Grow Incorporated is the largest subscription service in U.S. consumer finance, helping 4+ million everyday American subscribers save and invest for the future. Acorns has easy-to-use, mobile-first technology that makes it simple for anyone to set aside and invest life's spare money. Acorns customers automatically invest in a low-cost, diversified portfolio of exchange-traded funds offered by some of the world's top asset managers (including Vanguard and BlackRock). Customers invest in one of nine portfolios constructed with help from world-renowned Nobel laureate economist Dr. Harry Markowitz. Acorns uses smart portfolio algorithms to automatically work in the background of life, helping users build wealth naturally, pennies at a time. From Acorns mighty oaks do grow.

Acorns is accessed simply and easily via the app for iPhone, Android, or desktop.

Visit Acorns.com for more.

Important Information and Where to Find It

This communication is being made in respect of the proposed business combination transaction involving Pioneer and Acorns. A full description of the terms of the transaction is expected to be provided in a registration statement on Form S-4, which will include a proxy statement of Pioneer, a consent solicitation statement or Acorns and prospectus of Pioneer, to be filed by Pioneer with the SEC. Pioneer urges investors, stockholders and other interested persons to read, when available, the preliminary proxy statement/consent solicitation statement/prospectus as well as other documents filed with the SEC because these documents will contain important information about Pioneer, Acorns and the transaction. After the registration statement is declared effective, the definitive proxy statement/consent solicitation statement/prospectus to be included in the registration statement will be mailed to stockholders of Pioneer as of a record date to be established for voting on the proposed transaction. Stockholders will also be able to obtain a copy of the proxy statement/consent solicitation statement/prospectus, without charge, by directing a request to: Pioneer Merger Corporation, 660 Madison Avenue, New York, NY 10065. The preliminary and definitive proxy statement/consent solicitation statement/prospectus to be included in the registration statement, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov). The information contained on, or that may be accessed through, the websites referenced in this press release is not incorporated by reference into, and is not a part of, this press release.

Participants in the Solicitation

Pioneer and Acorns, and their respective directors and executive officers, may be considered participants in the solicitation of proxies with respect to the potential transaction described in this press release under the rules of the SEC. Information about the directors and executive officers of Pioneer is set forth in Pioneer’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on March 31, 2021, and its Current Report on Form 8-K, which was filed with the SEC on February 25, 2021. Information regarding other persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders in connection with the potential transaction will be set forth in the proxy statement/consent solicitation statement/prospectus when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Non-Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Pioneer or Acorns, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Forward-Looking Statements

This press release includes, and oral statement made from time to time by representatives of Pioneer and Acorns may contain, statements that are not historical facts but are forward looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” ”could,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “target,” “goal,” “expect,” “should,” “would,” “plan,” “predict,” “project,” “forecast,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding projections, estimates and forecasts of revenue and other financial and performance metrics and projections of market opportunity and expectations, Pioneer’s and Acorns ability to consummate the transaction between them, the estimated implied enterprise value of the Company, the capabilities and benefits to customers of Acorns technology platform, Acorns ability to scale and grow its business, the cash position of the Company following closing, the timing of the closing of the transaction and Pioneer’s ability to obtain the financing through the PIPE and non-redemption commitment necessary to consummate the potential transaction. These statements are based on various assumptions and on the current expectations of Pioneer’s and Acorns management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Pioneer and Acorns. These forward looking statements are subject to a number of risks and uncertainties, including Acorns ability to attract and retain customers and expand customers’ use of Acorns products or services; market, financial, political and legal conditions; the impact of the COVID-19 pandemic on Acorns business and the global economy; the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the stockholders of Pioneer or Acorns is not obtained; failure to realize the anticipated benefits of the proposed business combination; risks relating to the uncertainty of the projected financial and operating information with respect to Acorns; risks related to future market adoption of Acorns offerings; risks related to Acorns market strategy and subscription business model; the effects of competition on Acorns future business; the amount of redemption requests made by Pioneer’s public stockholders; the ability of Pioneer or the combined company to issue equity, including in the PIPE, or equity-linked securities in connection with the proposed business combination or in the future, and those factors discussed in Pioneer’s final prospectus filed on January 11, 2021, Annual Report on Form 10-K for the fiscal year ended March 31, 2021, in each case, under the heading “Risk Factors,” and other documents of Pioneer filed, or to be filed, with the SEC. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Pioneer and Acorns presently do not know or that they currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Pioneer’s and Acorns expectations, plans or forecasts of future events and views as of the date of this press release. Pioneer and Acorns anticipate that subsequent events and developments will cause their assessments to change. However, while Pioneer and Acorns may elect to update these forward-looking statements at some point in the future, Pioneer and Acorns specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Pioneer’s or Acorns assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Investor Contact:

Naomi@bevelpr.com

Media Contact:

Jessica Schaefer

Jessica@acorns.com